NEUBERGER&BERMAN
      GENESIS TRUST


      SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 15, 1997.

THE FOLLOWING DISCLOSURE REGARDING NEUBERGER&BERMAN GENESIS TRUST IS ADDED TO THE PROSPECTUS:

Effective October 14, 1998, Neuberger&Berman GENESIS Trust is open to purchases by new investors.




The date of this Supplement is October 14, 1998.